                                                                    EXHIBIT 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation ("PolyMedica") for the three months ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Chairman of the Board and Chief Executive Officer, and Fred H. Croninger III, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.


                              /s/ Samuel L. Shanaman
                              -------------------------------------------------
Dated:  August 5, 2004        Samuel L. Shanaman
                              Chairman of the Board and Chief Executive Officer


                              /s/ Fred H. Croninger III
                              -------------------------------------------------
Dated:  August 5, 2004        Fred H. Croninger III
                              Chief Financial Officer